FORM 8-K

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Date of Report (date of earliest event reported) May 30, 2008

Commission File No. 0-29373

Seychelle Environmental Technologies, Inc.
(Exact Name of registrant as specified in its charter)

Nevada	33-6159915
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)

33012 Calle Perfecto
San Juan Capistrano, California	92675
(Address of principal executive offices)	(zip code)

(949) 234-1999
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

 References in this document to "us," "we," “Seychelle” or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our wholly-owned subsidiary, Seychelle Water Technologies, Inc., also a Nevada corporation.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i) On May 30, 2008, our Board of Directors voted to dismiss our independent registered public accounting firm, Windes & McClaughry Accountancy Corporation and  to replace them with Moore & Associates, CHTD, of Las Vegas, Nevada.  As of that date, Moore & Associates, CHTD formally accepted us as a client for the fiscal 2009 audit. Windes & McClaughry Accountancy Corporation has rendered opinions on our consolidated financial statements for the past two years.

(ii) The reports from Windes & McClaughry Accountancy Corporation for the year ended February 29, 2008 was modified to indicate:

1)  Effective March 1, 2006, the Company adopted the fair value method of accounting for stock-based compensation as required by Statement of Financial Accounting Standards No. 123R, Share-Based Payment; and
2) Effective March 1, 2007, the Company adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, and interpretation of FASB Statement No. 109.

(iii)  The dismissal of Windes & McClaughry Accountancy Corporation was approved by our Board of Directors.

(iv)  During the years ended February 28, 2007, February 29, 2008 and through May 30, 2008, there were no disagreements between us and Windes & McClaughry Accountancy Corporation with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Windes & McClaughry Accountancy Corporation, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of Windes & McClaughry Accountancy Corporation for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except as noted above.

(v)  During the years ended February 28, 2007, February 29, 2008 and through May 30, 2008, other than as described below, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K other than the following material weaknesses:

1.
The Company has a  shortage of qualified information technology and financial reporting personnel due to limited financial resources and number of locations created an adjustment to our consolidated financial statements for fiscal 2008, which was not detected initially by management.

2.
The Company did not maintain effective controls to ensure there is timely analysis and review of accounting records, spreadsheets, and supporting data.  This control deficiency did not result in audit adjustments to the fiscal 2008 interim or annual consolidated financial statements.  However, this control deficiency could result in a material misstatement of significant accounts or disclosures that would result in a material misstatement to the Company’s interim or annual consolidated financial statements that would not be prevented or detected by employees in the normal course of their assigned functions.   Accordingly, management has determined that this control deficiency constitutes a material weakness.

3.
The Company did not effectively monitor access, maintain effective controls over change management and operational controls related to certain financial application data and operating systems.  These control deficiencies did not result in audit adjustments to the fiscal 2008 interim or annual consolidated financial statements. However, these control deficiencies could result in a material misstatement of significant accounts or disclosures that would result in a material misstatement to the Company’s interim or annual consolidated financial statements that would not be prevented or detected  by employees in the normal course of their assigned functions.  Accordingly, management has determined that these control deficiencies constitutes a material weakness.

4.
The Company does not maintain a sufficient level of IT personnel to execute general computing controls over our information technology structure, which include the implementation and assessment of information technology policies and procedures. This control deficiency did not result in an audit adjustment to the fiscal 2008 interim or annual consolidated financial statements, but could result in a material misstatement of significant accounts or disclosures, which would not be prevented or detected by employees in the normal course of their assigned functions.  Accordingly, management has determined that this control deficiency constitutes a material weakness.

The Company furnished Windes & McClaughry Accountancy Corporation with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  The Company also requested that Windes & McClaughry Accountancy Corporation furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter furnished by Windes & McClaughry Accountancy Corporation in response to that request dated June 3, 2008 is filed as Exhibit 16.1 to this Report on Form 8-K.

We have authorized Windes & McClaughry Accountancy Corporation to respond fully to inquiries of Moore & Associates, CHTD concerning our financial statements.

(b)    New Independent Registered Public Accoujnting Firm
We engaged Moore & Associates, CHTD as our new independent registered public accounting firm as of May 30, 2008.  During the two most recent fiscal years and through May 30, 2008, the Company has not consulted with Moore & Associates, CHTD regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Moore & Associates, CHTD  that Moore & Associates, CHTD concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit                Description

16.1	Letter from Windes & McClaughry Accountancy Corporation to the Securities and Exchange Commission dated June 3, 2008

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: June 3, 2008	By:	/s/ Carl Palmer
Carl Palmer
President